Intangible Assets	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
9.
INTANGIBLE ASSETS

The following tables summarize the movement of intangibles assets:

in CHF thousands	Licenses	Total
Acquisition cost:
Balance as of December 31, 2022	12,206	12,206
Balance as of December 31, 2023	12,206	12,206
Additions	1,086	1,086
Balance as of December 31, 2024	13,292	13,292

Carrying amount:
As of December 31, 2023	12,206	12,206
As of December 31, 2024	13,292	13,292

Intangible assets as of December 31, 2024 and 2023 were CHF 13.3 million and CHF 12.2 million, respectively, and represent licenses purchased under license agreements with Novartis and Accure. The Novartis license agreement was dated as of December 19, 2018 between Legacy Oculis and Novartis and relates to a novel topical anti-TNFα antibody, renamed Licaminlimab (OCS-02), for ophthalmic indications. The license agreement between Legacy Oculis and Accure, dated as of January 29, 2022, relates to the exclusive global licensing of its Privosegtor (OCS-05) (formerly ACT-01) technology. This license agreement contained an upfront payment of CHF 3.0 million and reimbursement of development related costs of CHF 0.5 million. During the fourth quarter of 2024, the Company completed the Phase 2 ACUITY trial of Privosegtor (OCS-05) in acute optic neuritis and received clearance from the U.S. Food and Drug Administration (“FDA”) for its investigational new drug (“IND”). These events triggered milestone payments to Accure totaling CHF 1.1 million ($1.2 million) which were capitalized, increasing the value of the intangible asset. The milestones were unpaid as of December 31, 2024.

(A)
Intangible assets amortization

The products candidates related to the capitalized intangible assets are not yet available for use. The amortization of the licenses will start when the market approval is obtained.

(B)
Annual impairment testing

Oculis performs an assessment of its licenses in the context of its annual impairment test. Given the stage of Oculis’ development activities and the importance of the relevant product candidates, Licaminlimab (OCS-02) and Privosegtor (OCS-05), in Oculis’ portfolio, the impairment test is performed first on the basis of a fair value model for the entire Company using a market approach and second on the basis of the continued development feasibility of both candidates.

Oculis performs its annual impairment tests on its entire portfolio of research and development assets, by deriving the fair value from an observable valuation for the entire Company determined via its stock market price quoted in Nasdaq as per the reporting date. The fair value of the asset portfolio is derived by deducting the carrying value of tangible assets and the remaining assets, which consist primarily of short-term financial assets and cash and cash equivalents, from the Company valuation.

Licaminlimab (OCS-02) and Privosegtor (OCS-05), are additionally tested for impairment by assessing their probability of success. Assessments include reviews of the following indicators, and if the candidate fails any of these indicators the entire balance is written off:

•
Importance allocated to the candidate within Oculis’ development portfolio, including future contractual commitments and internal budgets approved by the Board of Directors for ongoing and future development;
•
Consideration of the progress of technical development and clinical trials, including obtaining technical development reports, efficacy and safety readout data, and discussions with regulatory authorities for new trials; and
•
Consideration of market potentials supported where available by external market studies, and assessments of competitor products and product candidates.

In 2024, 2023 and 2022, reviews of all these indicators for Licaminlimab (OCS-02) and Privosegtor (OCS-05) were positive. No impairment losses were recognized in 2024, 2023 or 2022.